UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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DAXOR CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DAXOR CORPORATION

350 FIFTH AVENUE, SUITE 7120

NEW YORK, NY 10118

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 26, 2013

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DAXOR CORPORATION (the “Company”) will be held at the principal office of the Company, 350 Fifth Avenue (Empire State Building), Suite 7120, New York City, on Wednesday, June 26, 2013 at 10:00 a.m., Eastern Daylight Time, for the following purposes, all of which are more particularly described in the accompanying Proxy Statement dated May 17, 2013:

1.	To elect a board of six directors, each to serve for a term of one year or until his successor shall have been duly elected and qualified.
2.	To ratify the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, PC as the independent registered public accounting firm for the company for the year ending December 31, 2013.
3.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment.

By Order of the Board of Directors,

Diane M. Meegan
Corporate Secretary

May 17, 2013

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES TO BE VOTED, PLEASE SIGN, DATE AND MAIL THE ACCOMPANYING FORM OF PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be held on June 26, 2013

This Proxy Statement and copies of the Company’s most recent annual report to stockholders are available at www.Daxor.com

PROXY STATEMENT

DAXOR CORPORATION

350 Fifth Avenue, Suite 7120

New York, NY 10118

The accompanying proxy is solicited by and on behalf of our board of directors for use at our Annual Meeting of Stockholders to be held at our principal office, 350 Fifth Avenue, Suite 7120, New York City, on Wednesday, June 26, 2013 at 10:00 a.m., Eastern Daylight Time, or any adjournment or postponement thereof. Stockholders of record at the close of business on April 29, 2013 will be entitled to vote at the meeting. The mailing of the Notice of Annual Meeting of Stockholders, this Proxy Statement and the accompanying proxy card will take place on or about May 17, 2013.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors. In addition, our management will report on our performance during 2012 and respond to questions from the stockholders.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, April 29, 2013, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or at any time and date to which the annual meeting may be properly adjourned or postponed. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date April 29, 2013, 4,119,462 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

We will solicit proxies by mail. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of the shares held of record by such persons, and we will reimburse them for the reasonable out-of-pocket expenses incurred by them in doing so.

Can I change my vote after I submit my proxy card?

The shares represented by the accompanying proxy will be voted as directed with respect to the election of directors or, if no direction is indicated, will be voted in favor of election as directors of the nominees listed below. The shares will be voted as directed with respect to the ratification of the independent registered public accounting firm, or, if no direction is indicated, will be voted in favor or ratification. Each proxy executed and returned by a stockholder may be revoked at any time hereafter by giving written notice of such revocation to our Corporate Secretary, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

What are the board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the board of directors. The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote for election of the nominated slate of directors and for the ratification of the independent registered public accounting firm.

Our board of directors, on the recommendation of its audit committee consisting of a majority of independent directors, has selected the firm of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. Certified Public Accountants, as the principal accountants for the current fiscal year. They have served in such capacity since 2005. The audit committee continues to recommend a vote for Rotenberg Meril Solomon Bertiger & Guttilla, P.C. to serve as our independent auditors.

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What is our policy with respect to board member attendance at the annual meeting of stockholders?

Board members are encouraged to attend our annual meetings of stockholders.

COMMON STOCK AND EQUITY OWNERSHIP OF DIRECTORS

On April 29, 2013, we had issued and outstanding 4,119,462 shares of common stock, par value $.01 per share, each of which entitled the holder to one vote. Voting is not cumulative.

As of the record date, the dollar range of shares of the company beneficially owned by Joseph Feldschuh is over $100,000. As of the record date, the dollar range of shares of the company beneficially owned by Bernhard Saxe is $1-$10,000. As of the record date, the dollar range of shares of the company beneficially owned by Robert Willens is over $100,000. As of the record date, the dollar range of shares of the company beneficially owned by James Lombard is $10,001-$50,000. As of the record date, the dollar range of shares of the company beneficially owned by Martin S. Wolpoff is $10,001-$50,000. As of the record date, the dollar range of shares of the company beneficially owned by Michael Feldschuh is $50,001 to $100,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports concerning the ownership of our equity securities with the Securities and Exchange Commission and us. Based solely on a review of the copies of such forms furnished to us, we believe that all reports required by Section 16(a) to be filed by our insiders were filed on a timely basis.

Item 1. Election of the Board of Directors

Stockholders are being asked to elect an entire board of six directors to serve on our board of directors, to hold office until the next annual meeting or until their successors shall have been duly elected and shall have qualified. The proxies will vote all proxies received “FOR” the election as directors of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited herewith may be voted, at the discretion of the management, for the election of another person in his stead. The board of directors knows of no reason to anticipate that this will occur.

Directors and Officers

The management of the company is the responsibility of the board of directors. None of the directors who are not “interested persons” of the company (as defined in the Investment Company Act of 1940) has ever been a director or employee of, or consultant to, the company or its affiliates. Our officers serve annual terms and are elected on an annual basis.

The board of directors has an audit committee. The Board does not have a standing nominating committee or a charter with respect to the process for nominating directors for election to our board of directors. We qualify as a “controlled company” under NYSE MKT rules, as Joseph Feldschuh, M.D. controls more than 50% of the company’s voting power, as evidenced by the company’s ownership records. As a result, The NYSE MKT continued listing standards do not require us to have a nominating committee, compensation and stock option committee, or a written charter. Stockholders and members of our Board submit nominees for election to our board of directors to Dr. Feldschuh for his consideration.

The names and business addresses of our nominees, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold, or have held during the past five years, are set forth below. One of the Corporation’s current directors, Mario Biaggi, Jr., Esq., whose term expires at the meeting, has notified us that he has decided to retire from the board of directors, and will not stand for re-election. Michael Feldschuh has been nominated to serve as a director in place of Mr. Biaggi. Mr. Feldschuh was recommended by his father Dr. Feldschuh, and both of them are “interested persons” of the company because Dr. Feldschuh is employed by the company. There is no “Fund Complex” as defined in the Investment Company Act of 1940.

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Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen By Directors	Other Directorships Held (during past five years) by Director

“Noninterested Persons”
James Lombard 350 Fifth Avenue (Empire State Building), Suite 7120 New York, New York 10118 Age: 78	Director	Indefinite, Director since 1989	Director of Administrative Services Division, New York City Council (Retired).	N/A	None

Martin S. Wolpoff 350 Fifth Avenue (Empire State Building), Suite 7120 New York, New York 10118 Age: 70	Director	Indefinite, Director since 1989	Educational Consultant, Director, Administration Community School District (Retired).	N/A	None

Robert Willens 350 Fifth Avenue (Empire State Building), Suite 7120 New York, New York 10118 Age: 66	Director	Indefinite, Director since 1989	President & CEO, Robert Willens LLC.	N/A	EGA Emerging Global Shares Trust

Bernhard Saxe, Esq. 350 Fifth Avenue (Empire State Building), Suite 7120 New York, New York 10118 Age: 74	Director	Indefinite, Director since 2008	Partner, Foley & Lardner, LLP (retired 2/04), Registered Patent Attorney.	N/A	None

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Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen By Directors	Other Directorships Held (during past five years) by Director

“Interested Persons”
Joseph Feldschuh, M.D. 350 Fifth Avenue (Empire State Building), Suite 7120 New York, New York 10118 Age: 77	Chairman, President and Director	Indefinite, Director since 1974	Chairman of the Board of Directors and President of the company.	N/A	None

Michael Feldschuh 350 Fifth Avenue (Empire State Building), Suite 7120 New York, New York 10118 Age: 43	Nominee for Board of Directors	Indefinite	Chief Investment Officer and President of Aristarc Capital	N/A	None

Board Leadership Structure

The board of directors is currently comprised of six members, five of whom are independent or disinterested persons, which means that they are not “interested persons” of the company as defined in Section 2(a) (19) of the Investment Company Act of 1940. If the nominees are elected, the board will be comprised of six members, four of whom will be independent directors. The board has general oversight responsibility with respect to the operation of the company, and has established an audit committee to assist the board in performing its oversight responsibilities.

As Chairman of the Board, Dr. Feldschuh is the presiding officer at all meetings of the board of directors. We do not have a lead independent director. We have determined that our leadership structure is appropriate given the size and structure of the company.

Audit Committee

The audit committee operates pursuant to a Charter approved by the board of directors, a copy of which is available on our website. The Charter sets forth the responsibilities of the audit committee. The functions of the audit committee include, among others, to meet with the independent registered public accounting firm of the company to review the scope of the company’s audit, the company’s financial statements and internal accounting controls, and to meet with management concerning these matters, internal audit activities and other matters. The audit committee currently consists of Robert Willens, James Lombard and Martin S. Wolpoff, all of whom are considered independent under the rules promulgated by The NYSE MKT and, in addition, are not “interested persons” of the company as defined in Section 2(a) (19) of the Investment Company Act. Robert Willens serves as Chairperson of the audit committee and has been designated as the audit committee financial expert under the Sarbanes-Oxley Act.

Board’s Risk Oversight Role

The day-to-day management of various risks relating to our administration and operation is the responsibility of management and other service providers retained by the board of directors or by management, most of whom employ professional personnel who have risk management responsibilities. The board of directors oversees this risk management function consistent with and as part of its oversight duties. The board of directors performs this risk management oversight function directly and, with respect to various matters, through its committees. The board of directors has been advised that it is not practicable to identify all of the risks that may impact the company or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

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The board of directors has overseen our development and administration of a compliance program that meets the requirements of Rule 38a-1 promulgated under the Investment Company Act of 1940, and the development and administration of a code of ethics program that meets the requirements of Rule 17j-1 promulgated under the Investment Company Act of 1940. The board meets regularly with our Chief Compliance Officer on all aspects of our compliance requirements.

Qualifications of the Directors

Joseph Feldschuh has been the Chief Executive Officer and a director of the company since its inception. His experience and skills in the company’s business operations, as well as his familiarity with the company, led to the conclusion that he should serve as a director. Michael Feldschuh’s experience as a Chief Investment Officer will allow him to provide the board and the company valuable insights regarding the company’s investments and the company’s regulation as a closed-end investment company.

Bernhard Saxe, Robert Willens, James Lombard and Martin S. Wolpoff each take a conservative and thoughtful approach to addressing issues facing the company. Information indicating certain of the specific experience and qualifications of each of these directors relevant to the board of directors’ belief that the directors should serve in this capacity is provided in the table above. This combination of skills and attributes led to the conclusion that each of Messrs. Bernhard Saxe, Robert Willens, James Lombard and Martin S. Wolpoff should serve as a director.

In making independence determinations, the board observes all criteria for independence established by the Securities and Exchange Commission, The NYSE MKT, and other governing laws and regulations. The board has determined that each of the directors (other than Dr. Feldschuh and Mr. Feldschuh) (i) is “independent” within the definitions contained in the current The NYSE MKT listing standards and our Corporate Governance Guidelines; and has no other “material relationship” with the company that could interfere with his/her ability to exercise independent judgment. The board has determined that Mr. Willens qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission. In addition, the board has determined that each member of the audit committee meets the additional independence standards for audit committee members.

Board Compensation

In June 2012, four of the outside directors attended the annual meeting and were paid $1,000 each for the meeting and a board meeting which took place on the same day. Every director who attended was paid $750 for each board meeting which took place respectively in March, September and December 2012. Any director who participates in a meeting via teleconference instead of attending receives $375 for the meeting. We also reimburse directors for any travel expense incurred to attend meetings. An employee director receives no fees for board participation.

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The compensation paid to current and former directors in 2012 is set forth in the following table. There is no “Fund Complex” as defined in the Investment Company Act of 1940.

Name	Aggregate Compensation From Company	Pension or Retirement Benefits Accrued As Part of Company Expenses	Annual Benefits Upon Retirement	Total Compensation Paid to Director

Interested Person:
Joseph Feldschuh, M.D.	$349,527	None	None	$349,527

Noninterested Persons:
James Lombard	$3,250	None	None	$3,250

Martin S. Wolpoff	$2,875	None	None	$2,875

Robert Willens	$3,250	None	None	$3,250

Bernhard Saxe, Esq.	$2,875	None	None	$2,875

Mario Biaggi, Jr., Esq. [1]	$1,500	None	None	$1,500

Phillip N. Hudson [2]	$375	None	None	$375

[1]	Mario Biaggi was re-elected to the board of directors at our annual meeting on June 27, 2012. Mr. Biaggi decided not to stand for re-election. As a result, his term as a director ceases as of the date of our annual meeting on June 26, 2013.
[2]	Philip Hudson was re-elected to the board of directors at our annual meeting on June 23, 2010. Mr. Hudson decided not to stand for re-election. As a result, his term as a director ceased as of the date of our 2012 annual meeting, which was held June 27, 2012.

Required Vote

Stockholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, “plurality” means that the nominees receiving the largest number of votes from the stockholders will be elected as directors. Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present. Assuming a quorum is present, any shares that do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of directors.

Recommendation

The board of directors recommends that the stockholders vote FOR the election of the nominees to serve as directors. Shares represented by executed but unmarked proxies will be voted FOR the election of all of the nominees.

ITEM 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The audit committee selected Rotenberg Meril Solomon Bertiger & Guttilla, (RMSB&G) PC, independent registered public accounting firm, to audit our consolidated financial statements for the year ending December 31, 2013, and requests that the stockholders ratify such selection. If stockholders do not ratify the selection of RMSB&G, the audit committee will reconsider the selection.

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If you submit a proxy to us, it will be voted as you direct. If, however, you submit a proxy without specifying voting directions, it will be voted in favor of ratifying RMSB&G as our independent registered public accounting firm. If your shares are held in “street name” by your broker, nominee, fiduciary or other custodian, your broker, nominee, fiduciary or other custodian may choose to vote for you on the ratification of the appointment of RMSB&G as independent registered public accountants for the company, even if you do not provide voting instructions to such nominee.

Report of Audit Committee

The committee submits the following report pursuant to SEC rules:

•	The committee has reviewed and discussed with management and with RMSB&G the audited financial statements of the company for the year ended December 31, 2012 (the “Financial Statements”).
•	RMSB&G has advised the management of the company and the committee that it has discussed with them all the matters required to be discussed by Statement of Auditing Standards No. 114, which include among other items, matters related to the conduct of the audit of the Financial Statements.
•	The committee has received the written disclosures and the letter required by PCOAB Rule 3526, “Communication with audit committees Concerning Independence” (which relates to the auditor’s independence from the company and its related entities) from RMSB&G. It has discussed RMSB&G’s independence with them.
•	Based upon the aforementioned review, discussions and representations of RMSB&G and the unqualified audit opinion presented by RMSB&G on the Financial Statements, the committee recommended to the board of directors that the Financial Statements be included in the company’s Annual Report on Form N-CSR, and that RMSB&G be selected as the independent registered public accounting firm for the company for fiscal 2013.

Members of the Audit Committee:
Robert Willens, Chairman
James Lombard
Martin S. Wolpoff

Fees Paid to RMSB&G

We have engaged RMSB&G to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for past fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Year Ended December 31, 2012
Audit Fees	$60,000
Audit-Related Fees	$1,428
Tax Fees	$26,397
All Other Fees	$—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with us.

The percentage of fees billed by RMSB&G applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

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Year Ended December 31, 2012
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing our financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

We do not have an investment advisor.

Required Vote

Assuming a quorum is present at our annual meeting, ratification of RMSB&G will be determined by majority vote. A majority vote will occur if the number of votes cast in favor of ratification exceeds the number of votes cast in opposition to ratification. Assuming a quorum is present; shares not voted at the annual meeting will not affect the outcome of the ratification of RMSB&G.

Recommendation

The board recommends that the stockholders vote FOR the ratification of the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, PC as the independent registered public accounting firm for the company for the year ending December 31, 2013. Shares represented by executed but unmarked proxies will be voted FOR ratification of RMSB&G.

OTHER BUSINESS TO COME BEFORE THE MEETING

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the stockholders, proxies in the enclosed form returned to the company or other custodians will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

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CONTROL PERSONS

The following table sets forth certain information as of the record date, concerning the ownership of the common stock by (a) each person who, to the company’s knowledge, beneficially owned on that date more than 5% of the outstanding common stock, (b) each of our current directors, the director-nominee and executive officers and (c) all of our directors and executive officers as a group.

Name of Beneficial Owner (a) (b)	Number of Shares Beneficially Owned(b)	Percent of Common Stock(b)
Joseph Feldschuh, Chairman, CEO, President, And Director(c)	3,110,164	75.25%
Robert Willens, Director(d)	19,164	*
Martin S. Wolpoff, Director(e)	5,000	*
James A. Lombard, Director(f)	2,500	*
Bernhard Saxe, Esq., Director(g)	1,000	*
Mario Biaggi, Jr., Esq., Director(g)	1,000	*
Michael Feldschuh, Director-Nominee(h)	9,000	*
All directors, director nominees and officers as a Group (7 persons)	3,147,828	76.16%

*	Indicates less than 1%.
(a)	Unless otherwise indicated, the address of each person listed is c/o Daxor Corporation, 350 Fifth Avenue, Suite 7120, New York, New York 10118.
(b)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of Common Stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days following the Record Date are deemed to be beneficially owned by, and outstanding with respect to, the holder of such warrant. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the company, each person listed is believed to have sole voting and investment power with respect to all shares of Common Stock beneficially owned by such person.
(c)	Consists of 3,110,164 shares of Common Stock.
(d)	Includes 17,164 shares of Common Stock and 2,000 shares of Common Stock issuable upon the exercise of options issued under the company’s 2004 Stock Option Plan (the “2004 Option Plan”).
(e)	Includes 4,000 shares of Common Stock and 1,000 shares of Common Stock issuable upon the exercise of options issued under the company’s 2004 Stock Option Plan (the “2004 Option Plan”).
(f)	Includes 1,500 shares of Common Stock and 1,000 shares of Common Stock issuable upon the exercise of options issued under the company’s 2004 Stock Option Plan (the “2004 Option Plan”).
(g)	Consists of 1,000 shares of Common Stock issuable upon the exercise of options issued under the company’s 2004 Stock Option Plan (the “2004 Option Plan”).
(h)	Consists of 9,000 shares of Common Stock.

Directors currently serving have options totaling 6,000 shares of common stock exercisable at prices ranging from $11.91 to $19.11 per share.

Name	Number of Options Granted
Robert Willens	2,000
Bernhard Saxe, Esq.	1,000
Mario Biaggi Jr., Esq.	1,000
Martin Wolpoff	1,000
James Lombard	1,000

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ADDITIONAL INFORMATION

Stockholder Proposals for the 2014 Annual Meeting

Stockholders interested in presenting a proposal for consideration at the Company’s annual meeting of stockholders in 2014 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company’s by-laws. To be eligible for inclusion in the proxy statement, the stockholder proposals must be received by the Company’s President no later than December 15, 2013

Stockholders interested in presenting a proposal at the Company’s annual meeting of stockholders outside the procedures prescribed in Rule 14a-8 (namely, a proposal to be presented at the annual meeting of stockholders in 2013 but not included in the Company’s proxy statement) must be received by the Company’s President no later than January 30, 2014 to be considered timely. Under the SEC’s proxy voting rules, the Company may exercise discretionary voting authority on stockholder proposals received after such date.

Administrator and Principal Underwriters

The responsibility of the board of directors is to exercise corporate powers and to oversee management of the business of the company. The officers of the company are principally responsible for its operations. The company is not primarily engaged in the business of investing, reinvesting, owning, holding or trading in securities. As such, the company has no investment advisors, administrator, principal underwriters, affiliated brokerage, dividend paying agent, non-resident managers, or active portfolio manager. The nature of the instruments in which funds in excess of immediate capital needs are placed are consistent with capital preservation and liquidity. The company’s Chief Executive Officer, Joseph Feldschuh, M.D., is primarily responsible for the day-to-day management of any such investments.

Cost and Methods of Solicitation of Proxies

Proxy solicitation will be principally by mail but may also be by telephone or personal interview conducted by our officers and regular employees. The cost of solicitation of proxies will be borne by us, including reimbursement of banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy materials to our stockholders.

Submission of Other Communications to the Board

Stockholders may communicate with the board (or individual directors serving on the board) by sending written communications, addressed to any director or to the board as a group, to our Corporate Secretary, Diane M. Meegan, at 350 Fifth Avenue (Empire State Building), Suite 7120, New York City, New York 10118, who will ensure that this communication (assuming it is properly marked care of the board or care of a specific director) is delivered to the board or the specified director, as the case may be. Commercial advertisements or other forms of solicitation will not be forwarded.

By Order of the Board of Directors,

Diane M. Meegan
Corporate Secretary

May 17, 2013

New York, NY

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